UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21474

Oppenheimer Rochester Limited Term California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way
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Oppenheimer Rochester® Limited Term California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 5 Year (4-6) Index
6-Month	-1.95%	-4.16%	-0.99%
1-Year	-1.47	-3.69	1.84
5-Year	1.10	0.64	1.68
10-Year	2.83	2.60	3.26

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Limited Term California Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of January 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 2.96%. The Fund’s 12-month distribution yield at NAV of 3.45% was the second highest in Lipper’s California Short-Intermediate Municipal Debt Funds category, second only to this Fund’s Y shares. For California residents in the top 2017 tax bracket, the taxable equivalent yield was 3.70% as of January 31, 2018. Falling bond prices during this reporting period had an adverse effect on the performance of the overall market, including the Class A shares of this Fund.

MARKET OVERVIEW

U.S. equities rallied during the 6 months ended January 31, 2018, repeatedly topping previous record high closes before dropping sharply in the waning days of the reporting period. The prices of Treasury bonds and municipal bonds declined during this reporting period, and the 6-month total return of the Bloomberg Barclays Municipal Bond Index, this Fund’s benchmark, was negative.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to increase the Fed Funds target rate by one-

The average 12-month distribution yield at NAV in Lipper’s California Short-Intermediate Municipal Debt Funds category was 1.58% at the end of this reporting period. At 3.45%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 187 basis points higher than the category average.

quarter of 1 percentage point to a range of 1.25% to 1.50%. The FOMC cited the recent trends in employment, household spending,

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.96%
Dividend Yield with sales charge	2.89
Standardized Yield	1.80
Taxable Equivalent Yield	3.70
Last distribution (1/23/18)	$0.008
Total distributions (8/1/17 to 1/31/18)	$0.049

Endnotes for this discussion begin on page 16 of this report.

3 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

and business fixed income investment as factors in its decision. Inflation for items other than food and energy continued to remain below the Fed’s target rate of 2%. The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The FOMC left interest rates unchanged at Janet Yellen’s final meeting as chair on January 31, 2018. The FOMC said it expected the rate of inflation “to move up this year” and stabilize around its 2% objective “over the medium term.” Also late in January, the U.S. Senate confirmed Jerome Powell as Ms. Yellen’s successor as Fed chair. Mr. Powell, who was nominated by President Trump in November 2017, has been a member of the Fed Board of Governors since 2012.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.24%, 49 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve both rose and flattened during this reporting period, and the yield changes were greatest at the short end of the curves. At the end of this reporting period, the muni yield curve was slightly steeper than it had been in December 2017, when it was at its flattest since late 2007. Flatter yield curves provide investors with fewer incentives

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to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries with maturities of 10 years and less were higher than municipal yields with comparable maturities as of January 31, 2018. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor in the three highest federal tax brackets. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated, and unrated securities typically outperform municipal securities with higher credit ratings.

In his 16th and final year as governor, Gov. Jerry Brown proposed a $190.3 spending plan in January 2018 for the fiscal year ending June 30, 2019. The centerpiece of the plan is a $5 billion addition to the state’s rainy day fund, which Gov. Brown championed with a 2014 ballot initiative to steady California’s boom and bust finances. The plan seeks to accelerate funding for the Local Control Funding law by $3 billion and will use new gas tax revenue to fund $4.6 billion in new transportation projects.

The proposed spending plan did not take into account revenue of $600 million that the state expects to collect from new cannabis taxes in the coming year. On January 1, 2018, it became legal to grow, distribute, and sell recreational marijuana in the state. With federally insured banks refusing to handle cannabis transactions because the federal government still considers it to be an illegal drug, the state treasurer’s office is investigating the possibility of creating a state bank to provide the industry with banking services. By 2021, the state is projected to collect more than $1.4 billion annually in taxes on recreational marijuana sales.

Construction is taking place for a $1.6 billion midfield passenger terminal at LAX airport that will have a dozen gates. Scheduled to be finished in late 2019, the new terminal will help accommodate growth and reduce the use of the airport’s outdoor gates. The 750,000-square-foot terminal will also include a state-of-the-art baggage system, retail space, dining concessions and lounges. Officials estimate that construction will provide about 6,000 jobs, with several hundred permanent jobs.

In late August 2017, the State of California issued $2.5 billion in general obligation (G.O.) bonds. Projects to be financed include housing and emergency shelters, children’s hospitals, public education facilities, and high-speed rail. A portion of this issuance was used to pre-refund outstanding bonds. In a pre-refunding, new securities with lower coupon rates are sold by a municipality to pay

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off debt with a higher coupon; the proceeds from the new issuance are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued debt.

From October 2017 through January 2018, devastating fires and resulting mud slides claimed more lives than any fire in the state’s history, and the economic toll was predicted to climb to $85 billion. This figure includes the cost to contain and fight the fires; the loss in tax revenue from businesses no longer operating, including the vineyards; and the reduction in individual income tax collections related to lost jobs. Firefighting and other disasters cost the state more than $900 million.

Construction continues in many parts of the state for the high-speed rail line that will connect Los Angeles to San Francisco. Despite lawsuits, a high cost of $64 billion, and political challenges, passenger service between San Jose and Bakersfield is expected as soon as 2025 with final completion by 2029.

As of January 31, 2018, California’s G.O. bonds were rated Aa3 by Moody’s Investors Service and AA-minus by S&P Global (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage.

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor

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said at the time.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. In May 2017, before the start of this reporting period, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate tracks: mediation and litigation. Protracted litigation remains a very real possibility. The

Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts. The filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers.

Also in May 2017, debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended by Judge Swain, pending the resolution of the proper application of funds among COFINA bondholders. The COFINA trustee reported that the bonds’ debt-service account held nearly $904 million in December 2017 and $1.02 billion in mid-January 2018. Note: In a filing dated February 9, 2018, the trustee reported a balance of $1.14 billion.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency, and the Children’s Trust, which is responsible for payments on the tobacco bonds backed by Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

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For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September 2017 while the government of Puerto Rico focused on its immediate needs in the aftermath of Hurricanes Irma and Maria. The deadlines for providing information to the board and for the approval of the fiscal plan were extended into 2018.

In the latter half of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government, and the bondholders also appeared at Congressional hearings during this time period.

8 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

9 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

In late December 2017, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on that date, however, it reported a cash position of $1.73 billion. Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional; and the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.”

Developments after January 31: In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA by February 12, saying that they did not comply with PROMESA. The revised plan for the Commonwealth called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. The plan used various state debt metrics to suggest that Puerto Rico has an “unsustainable” debt

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portfolio but it failed to address the fact that Puerto Ricans who live on the island are not subject to federal income tax, rendering the comparisons invalid. Like its predecessors, the plan relied on financial data that has yet to be audited or released to the public. The oversight board has said that it expects to certify the plans by March 30.

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

Late in the month, the oversight board extended the deadline for the government’s fiscal plan for fiscal year 2019. The oversight board set a mid-April due date and said that the new plan must demonstrate “consistency with historical actual expenditures.” In the state of the Commonwealth speech, the governor promised to increase salaries, reduce taxes, and protect pensions; his assertion that the oversight board had endorsed the plan to maintain pensions was contradicted by the executive director of the oversight board, Natalie Jaresko, and later walked back. Ms. Jaresko, meanwhile, reportedly asked for a significant tuition hike at the University of Puerto Rico but walked back that claim, citing “bad communication.” Meanwhile, several organizations, including the Hispanic Leadership Fund, called for Ms. Jaresko’s dismissal, citing her annual salary ($625,000) and her refusal to define the “essential services” mentioned in various fiscal plans.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The governor complained that the U.S. Treasury loan was being delayed. The Commonwealth’s energy commission challenged the oversight board’s efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term California Municipal Fund held more than 570 securities as of January 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates

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put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 0.9 cents per share at the outset of this reporting period, was reduced to 0.85 cents per share beginning with the October 2017 payout, and to 0.75 cents per share beginning with the November 2017 payout. In all, the Fund distributed 4.9 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can at times cause it to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index; that was the case this reporting period. As noted earlier, the Fund had a highly competitive distribution yield at NAV and an attractive taxable equivalent yield. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Five of the Fund’s 10 largest sectors were among the top 10 strongest performers this reporting period. The Special Tax sector, the Fund’s largest sector as of January 31, 2018, was the strongest performer this reporting period. Bonds in this sector are backed by various taxes.

Other strong performers were the Fund’s second-largest sector (hospital/healthcare) and the sixth- through eighth-largest sectors: marine/aviation facilities, tax increment financing (TIF), and water utilities, respectively.

Research-based security selection continued to be a factor in the strong performance of these sectors. Most of the securities in the hospital/healthcare sector, the Fund’s fifth strongest, are investment grade, though the Fund also invests across the credit spectrum in this sector. The marine/aviation facilities sector, which included one bond issued in Guam, was the seventh strongest performer this reporting period; bonds in this sector are typically high-grade investments backed by valuable collateral. The TIF sector was the Fund’s third strongest performer this reporting period. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. The water utilities sector was the second strongest this reporting period.

Nine sectors detracted from the Fund’s total return during the reporting period. Securities in the municipal leases sector (the third largest), the G.O. sector (the fifth largest), the sales tax revenue sector (the eleventh largest), the energy equipment and services sector (the twenty-first largest, with just a single

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security), and the government appropriation sector (the twenty-fourth largest) as well as PREPA bonds, which are included in the electric utility sector (the ninth largest), were adversely affected by developments in Puerto Rico, as discussed above. Also detracting from the Fund’s performance were the following sectors: MSA-backed tobacco bonds, U.S. government obligations, and transportation infrastructure.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings include the aforementioned bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Guam, Puerto Rico, and the U.S. Virgin Islands are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. The Fund may invest up to 15% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will

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continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Special Tax	13.5%
Hospital/Healthcare	11.8
Municipal Leases	11.3
Tobacco Master Settlement Agreement	11.2
General Obligation	11.0
Marine/Aviation Facilities	10.3
Tax Increment Financing (TIF)	4.3
Water Utilities	3.7
Electric Utilities	3.5
Not-for-Profit Organizations	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Advisor- Rated	Total
AAA	3.9%	0.7%	4.6%
AA	24.3	0.0	24.3
A	28.9	3.0	31.9
BBB	19.1	9.1	28.2
BB or lower	10.4	0.6	11.0
Total	86.6%	13.4%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS
As of 1/31/18

	Without Sales Charge	With Sales Charge
Class A	2.96%	2.89%
Class B	2.26	N/A
Class C	2.40	N/A
Class Y	3.13	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/18
Class A	1.80%
Class B	1.05
Class C	1.08
Class Y	2.08

TAXABLE EQUIVALENT YIELDS
As of 1/31/18
Class A	3.70%
Class B	2.16
Class C	2.22
Class Y	4.28

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 1/31/18
Class A	1.79%
Class B	1.04
Class C	1.08
Class Y	2.08

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	-1.95%	-1.47%	1.10%	2.83%	3.54%
Class B (OLCBX)	2/25/04	-2.57	-2.18	0.31	2.26	3.30
Class C (OLCCX)	2/25/04	-2.33	-2.21	0.34	2.05	2.74
Class Y (OLCYX)	11/29/10	-1.82	-1.22	1.34	N/A	2.90
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	-4.16%	-3.69%	0.64%	2.60%	3.37%
Class B (OLCBX)	2/25/04	-6.42	-5.99	0.13	2.26	3.30
Class C (OLCCX)	2/25/04	-3.29	-3.16	0.34	2.05	2.74
Class Y (OLCYX)	11/29/10	-1.82	-1.22	1.34	N/A	2.90

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

16 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, which is an index of a broad range of investment-grade municipal bonds and is the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0075 for the 23-day accrual period ended January 23, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 23, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0059, $0.0060, and $0.0080, respectively, for the 23-day accrual period ended January 23, 2018 and on the corresponding net asset values on that date.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average 12-month distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total interest and dividend payments for the trailing 12 months divided by the sum of the share price (at NAV) on January 31, 2018 and any capital gains distributed over the same period. The calculation included 22 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

17 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

18 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$ 1,000.00	$ 980.50	$ 4.95
Class B	1,000.00	974.30	8.70
Class C	1,000.00	976.70	8.71
Class Y	1,000.00	981.80	3.70

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.21	5.05
Class B	1,000.00	1,016.43	8.88
Class C	1,000.00	1,016.43	8.88
Class Y	1,000.00	1,021.48	3.78

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.74
Class C	1.74
Class Y	0.74

20 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—99.4%
California—86.8%
$470,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	06/01/2018	A	$470,461
685,000	Adelanto, CA Public Financing Authority, Series B	6.300	09/01/2028	03/01/2018	A	704,612
4,865,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	05/17/2019	A	4,995,187
100,000	Adelanto, CA Public Utility Authority	5.875	07/01/2022	07/01/2019	A	106,198
200,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	212,746
600,000	Adelanto, CA Public Utility Authority	6.250	07/01/2026	07/01/2019	A	640,326
975,000	Adelanto, CA Public Utility Authority	6.625	07/01/2031	07/01/2019	A	1,045,629
1,750,000	Alameda, CA Corridor Transportation Authority	5.000	10/01/2029	10/01/2023	A	2,000,530
25,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2019	02/28/2018	A	25,076
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2023	02/28/2018	A	180,576
3,540,000	Azusa, CA Special Tax Community Facilities District 05-1[1]	5.000	09/01/2027	03/01/2018	A	3,586,091
2,505,000	Baldwin Park, CA Unified School District	5.000	08/01/2028	08/01/2026	A	2,960,710
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	721,129
105,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	02/28/2018	A	105,157
740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	831,471
20,000	Beaumont, CA Financing Authority, Series C	4.750	09/01/2028	09/01/2018	A	20,088
25,000	Bell, CA Community Redevel. Agency Tax Allocation	5.625	10/01/2033	02/28/2018	A	25,057
95,000	Blythe, CA Financing Authority (City Hall & County Courthouse)	5.500	09/01/2027	03/01/2018	A	96,002
100,000	Buena Park, CA Community Redevel. Agency	5.250	09/01/2025	09/01/2018	A	102,064
100,000	Buena Park, CA Community Redevel. Agency	5.625	09/01/2033	09/01/2018	A	102,298
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)	5.000	07/01/2024	07/01/2022	A	282,772
5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.600	11/01/2023	02/28/2018	A	5,019
5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.800	03/01/2023	02/28/2018	A	5,019

21 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$205,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350%		10/01/2029	02/28/2018	A	$205,262
360,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500		01/01/2033	01/02/2029	B	355,010
210,000	CA Bay Area Governments Association	6.000		12/15/2024	06/15/2018	A	213,811
490,000	CA Communities Transportation Revenue COP	5.250		06/01/2023	06/01/2022	A	554,861
515,000	CA Communities Transportation Revenue COP	5.250		06/01/2024	06/01/2022	A	578,850
545,000	CA Communities Transportation Revenue COP	5.250		06/01/2025	06/01/2022	A	607,555
575,000	CA Communities Transportation Revenue COP	5.250		06/01/2026	06/01/2022	A	640,251
605,000	CA Communities Transportation Revenue COP	5.250		06/01/2027	06/01/2022	A	673,389
55,000	CA Community College Financing Authority (GCCCD / PCCD /STTJCCD Obligated Group)	5.000		04/01/2021	04/01/2018	A	55,321
680,000	CA Community College Financing Authority (GCCCD / PCCD /STTJCCD Obligated Group)	5.625		04/01/2026	04/01/2018	A	684,610
30,000	CA County Tobacco Securitization Agency (Golden Gate Tobacco)	4.500		06/01/2021	02/15/2018	A	30,016
510,000	CA County Tobacco Securitization Agency (TASC)	5.000		06/01/2026	02/28/2018	A	510,245
505,000	CA County Tobacco Securitization Agency (TASC)	5.100	[2]	06/01/2028	02/15/2018	A	505,177
130,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	02/28/2018	A	132,060
5,070,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	02/28/2018	A	5,129,471
185,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2027	02/28/2018	A	185,196
390,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	02/28/2018	A	394,333
305,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	02/28/2018	A	309,712
5,230,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2035	02/28/2018	A	5,233,295
435,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	02/28/2018	A	439,576
520,000	CA Dept. of Water Resources (Center Valley)	5.250		07/01/2022	02/28/2018	A	521,711
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000		06/01/2022	06/01/2022		1,264,560

22 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$400,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000%	06/01/2024	06/01/2022	A	$439,064
20,000	CA Educational Facilities Authority (California Western School of Law)	5.000	10/01/2018	02/28/2018	A	20,050
80,000	CA Educational Facilities Authority (California Western School of Law)	5.000	10/01/2028	02/28/2018	A	80,179
710,000	CA Educational Facilities Authority (Loma Linda University)	5.000	04/01/2030	04/01/2027	A	831,701
120,000	CA Educational Facilities Authority (Southwestern Law School)	5.000	11/01/2023	02/28/2018	A	120,277
5,000	CA GO	5.000	10/01/2018	02/28/2018	A	5,017
5,000	CA GO	5.000	10/01/2018	02/28/2018	A	5,017
50,000	CA GO	5.000	06/01/2019	02/28/2018	A	50,154
5,000	CA GO	5.000	10/01/2022	02/28/2018	A	5,016
40,000	CA GO	5.000	11/01/2022	05/01/2018	A	40,369
125,000	CA GO	5.000	11/01/2022	05/01/2018	A	126,154
35,000	CA GO	5.000	10/01/2023	02/28/2018	A	35,112
20,000	CA GO	5.000	10/01/2023	02/28/2018	A	20,064
5,000	CA GO	5.000	10/01/2028	02/28/2018	A	5,016
20,000	CA GO	5.125	10/01/2027	02/28/2018	A	20,066
5,000	CA GO	5.200	11/01/2031	02/28/2018	A	5,016
25,000	CA GO	5.250	04/01/2018	02/28/2018	A	25,087
25,000	CA GO	5.250	04/01/2019	02/28/2018	A	25,083
25,000	CA GO	5.250	04/01/2021	02/28/2018	A	25,086
195,000	CA GO	5.250	06/01/2021	06/01/2018	A	197,574
4,970,000	CA GO	5.250	09/01/2024	09/01/2021	A	5,591,349
15,000	CA GO	5.375	06/01/2026	06/01/2018	A	15,202
110,000	CA GO	5.375	06/01/2026	06/01/2018	A	111,478
35,000	CA GO	5.500	04/01/2019	04/01/2018	A	35,238
10,000	CA GO	5.500	03/01/2020	03/01/2018	A	10,247
5,000	CA GO	5.500	03/01/2020	03/01/2018	A	5,123
20,000	CA GO	5.500	10/01/2022	04/01/2018	A	20,139
65,000	CA GO	5.600	09/01/2021	03/01/2018	A	66,637
5,000	CA GO	5.600	09/01/2021	03/01/2018	A	5,126
80,000	CA GO	5.625	10/01/2021	04/01/2018	A	80,572
235,000	CA GO	5.625	10/01/2023	04/01/2018	A	236,673
10,000	CA GO	5.625	09/01/2024	03/01/2018	A	10,252
40,000	CA GO	5.625	05/01/2026	02/28/2018	A	40,148
10,000	CA GO	5.625	10/01/2026	04/01/2018	A	10,071
85,000	CA GO	5.750	03/01/2023	03/01/2018	A	87,205
230,000	CA GO	5.900	04/01/2023	04/01/2018	A	231,739
1,465,000	CA GO	5.900	04/01/2023	04/01/2018	A	1,476,075
75,000	CA GO	5.900	03/01/2025	03/01/2018	A	77,001
5,000	CA GO	6.000	05/01/2018	05/01/2018		5,060
5,000	CA GO	6.000	08/01/2019	08/01/2018	A	5,113
55,000	CA GO	6.000	10/01/2021	04/01/2018	A	55,427
45,000	CA GO	6.000	03/01/2024	03/01/2018	A	46,229
5,000	CA GO	6.000	05/01/2024	05/01/2018	A	5,058

23 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$90,000	CA GO	6.000%	08/01/2024	08/01/2018	A	$92,108
300,000	CA GO	6.250	10/01/2019	04/01/2018	A	302,340
455,000	CA GO	6.250	10/01/2019	04/01/2018	A	458,549
1,850,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2027	06/01/2027		2,160,578
1,560,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2028	06/01/2027	A	1,810,848
2,090,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2029	06/01/2027	A	2,413,198
1,750,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)	5.000	11/15/2032	11/15/2025	A	2,063,162
1,440,000	CA Health Facilities Financing Authority (DHlth/BMH/CmntyHOSB/MSrH/SFMH/SNVMMH/CMF Obligated Group)	5.500	07/01/2025	07/01/2018	A	1,465,344
1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000	02/01/2032	02/01/2025	A	1,968,645
3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000	02/01/2033	02/01/2025	A	3,366,750
825,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)	5.625	07/01/2019	02/28/2018	A	828,209
30,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)	5.250	06/01/2023	02/28/2018	A	30,034
1,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/PAMFHCR&E/SCHosp/SCVH/SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)	5.250	08/15/2031	08/15/2021	A	1,108,970
1,800,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2031	11/15/2027	A	2,141,946
1,800,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2032	11/15/2027	A	2,135,160
3,000,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2033	11/15/2027	A	3,541,710
1,500,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2035	11/15/2027	A	1,758,270
1,505,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2027	11/01/2026	A	1,779,452

24 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$775,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000%	05/01/2028	11/01/2026	A	$913,678
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2029	11/01/2026	A	1,065,874
740,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2030	11/01/2026	A	863,003
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2031	11/01/2026	A	1,059,722
5,000,000	CA Infrastructure and Economic Devel. (Segerstrom Center for the Arts)	5.000	07/01/2026	07/01/2026		5,955,650
45,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	12/31/2019	A	50,141
335,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2029	10/01/2023	A	373,341
465,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2030	10/01/2023	A	517,192
50,000	CA Municipal Finance Authority (Biola University)	5.625	10/01/2023	10/01/2018	A	51,427
3,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2028	02/01/2027	A	3,490,620
3,400,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2029	02/01/2027	A	3,932,712
3,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2030	02/01/2027	A	4,018,630
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2031	02/01/2027	A	2,284,560
1,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2032	02/01/2027	A	1,707,105
2,155,000	CA Municipal Finance Authority (Eisenhower Medical Center)	5.000	07/01/2030	07/01/2027	A	2,506,157
40,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	43,441
190,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	213,872
1,000,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2028	11/01/2026	A	1,135,520
440,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2030	11/01/2024	A	490,811

25 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000%	11/01/2035	11/01/2024	A	$1,211,529
750,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.250	11/01/2029	11/01/2026	A	860,295
1,580,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)	5.000	08/01/2033	08/01/2026	A	1,818,027
1,715,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)	5.000	08/01/2035	08/01/2026	A	1,963,675
1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)	5.500	12/01/2026	02/28/2018	A	1,030,917
15,000	CA Public Works	6.625	11/01/2034	11/01/2018	B	14,723
50,000	CA Public Works (California Community Colleges)	5.000	10/01/2024	02/28/2018	A	50,157
15,000	CA Public Works (California Community Colleges)	5.125	06/01/2025	02/28/2018	A	15,049
45,000	CA Public Works (California Community Colleges)	5.125	06/01/2029	02/28/2018	A	45,144
215,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	02/28/2018	A	215,690
2,000,000	CA Public Works (California State Prisons)	5.750	10/01/2031	10/01/2021	A	2,268,940
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)	5.750	11/01/2029	11/01/2019	A	804,750
10,000	CA Public Works (Dept. of Corrections)	4.250	10/01/2021	02/28/2018	A	10,022
25,000	CA Public Works (Dept. of Corrections)	5.000	09/01/2018	02/28/2018	A	25,082
55,000	CA Public Works (Dept. of Corrections)	5.000	09/01/2018	02/28/2018	A	55,181
370,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2018	02/28/2018	A	371,321
350,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	02/28/2018	A	351,197
45,000	CA Public Works (Dept. of Corrections)	5.625	10/01/2020	02/28/2018	A	45,167
2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)	5.000	04/01/2026	02/28/2018	A	2,006,260
20,000	CA Public Works (Dept. of Justice Building)	5.250	11/01/2020	02/28/2018	A	20,068
30,000	CA Public Works (Dept. of Mental Health)	5.250	04/01/2023	02/28/2018	A	30,108

26 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$30,000	CA Public Works (Dept. of Youth Authority)	5.500%	10/01/2018	02/28/2018	A	$30,107
875,000	CA Public Works (Judicial Council)	5.000	03/01/2026	03/01/2023	A	996,660
3,000,000	CA Public Works (Judicial Council)	5.250	12/01/2026	12/01/2021	A	3,380,190
5,000	CA Public Works (Library & Courts Annex)	5.000	05/01/2018	02/28/2018	A	5,017
1,570,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	02/28/2018	A	1,576,123
30,000	CA Public Works Board (California Highway Patrol)	5.250	11/01/2020	02/28/2018	A	30,102
800,000	CA School Finance Authority Charter School (Coastal Academy)	5.000	10/01/2022	11/07/2020	B	872,760
1,705,000	CA School Finance Authority Charter School (High Tech High Learning)	5.000	07/01/2032	07/01/2027	A	1,900,751
1,375,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	5.500	07/01/2027	04/09/2024	B	1,377,929
970,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200	06/01/2036	02/28/2018	A	973,764
1,500,000	CA Statewide CDA (CHF-Irvine)	5.000	05/15/2030	05/15/2026	A	1,735,260
100,000	CA Statewide CDA (CHF-Irvine-UCI East Campus Apartments)	6.000	05/15/2023	05/15/2018	A	101,347
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	02/17/2018	A	45,053
175,000	CA Statewide CDA (Front Porch Communities & Services)	5.000	04/01/2031	04/01/2027	A	201,341
305,000	CA Statewide CDA (Rio Bravo)	6.500	12/01/2018	05/31/2018	A	304,982
3,225,000	CA Statewide CDA (Sherman Oaks Health System)	5.000	08/01/2022	12/02/2020	B	3,492,159
300,000	CA Statewide CDA (SJHS / SJHO / SJHosp / MHRMC / QVHN / SRMH / SAHS / SJHE / RMHF / CHlthSys / MHL / MHPT Obligated Group)	5.125	07/01/2024	07/01/2018	A	304,869
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	02/17/2018	A	25,032
790,000	CA Statewide CDA COP (CVHP / CVMC / FH Obligated Group)	5.125	04/01/2023	02/28/2018	A	792,654
280,000	CA Statewide CDA School Facilities (47th & Main)	5.125	07/01/2022	06/24/2020	A	306,981
5,000	CA Statewide CDA Water & Wastewater	4.000	10/01/2018	02/28/2018	A	5,012
20,000	CA Statewide CDA Water & Wastewater	5.000	10/01/2031	02/28/2018	A	20,065
450,000	CA Statewide CDA Water & Wastewater	5.125	10/01/2022	02/28/2018	A	451,480
5,000	CA Statewide CDA Water & Wastewater	5.250	10/01/2027	02/28/2018	A	5,018

27 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000	CA Statewide CDA Water & Wastewater	5.750%	10/01/2025	02/28/2018	A	$5,020
2,978,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	02/28/2018	A	2,981,335
1,350,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	02/28/2018	A	1,351,512
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2037	02/28/2018	A	3,397,309
25,000	CA Water Resource Devel. GO, Series N & P	5.000	06/01/2020	02/28/2018	A	25,081
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)	5.300	09/01/2023	03/26/2022	B	14,843
20,000	Carlsbad, CA Hsg. & Redevel. Commission Tax Allocation	5.250	09/01/2019	03/07/2019	B	19,948
30,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	03/02/2018	A	30,454
30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	03/02/2018	A	30,226
45,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	03/02/2018	A	46,274
1,080,000	Castaic, CA Union School District Community Facilities District No.92-1	9.000	10/01/2019	04/01/2018	A	1,087,290
1,230,000	Chino, CA Public Financing Authority	5.000	09/01/2028	09/01/2025	A	1,420,908
1,280,000	Chino, CA Public Financing Authority	5.000	09/01/2029	09/01/2025	A	1,472,051
900,000	Chino, CA Public Financing Authority	5.000	09/01/2030	09/01/2025	A	1,030,401
950,000	Chino, CA Public Financing Authority	5.000	09/01/2031	09/01/2025	A	1,083,484
1,710,000	Compton, CA Community College District	5.000	07/01/2020	07/01/2020		1,847,946
1,895,000	Compton, CA Community College District	5.000	07/01/2021	07/01/2021		2,102,863
1,310,000	Compton, CA Community College District	5.000	07/01/2023	07/01/2022	A	1,472,270
325,000	Compton, CA Sewer	5.375	09/01/2023	02/28/2018	A	325,926
120,000	Cudahy, CA Community Devel.Commission Tax Allocation	6.625	10/01/2018	10/01/2018		123,882
155,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2019	10/01/2019		167,113
35,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2020	10/01/2020		38,380
185,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.000	10/01/2021	10/01/2021		209,111
110,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.125	10/01/2020	10/01/2020		123,907

28 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$130,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.250%	10/01/2021	10/01/2021		$152,832
315,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.750	10/01/2027	10/01/2021	A	372,903
15,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	02/28/2018	A	15,008
1,000,000	Davis, CA Redevel. Agency Tax Allocation	6.500	12/01/2026	12/01/2021	A	1,166,720
975,000	Delano, CA Union High School District	5.100	02/01/2023	02/01/2023		1,120,060
250,000	Dinuba, CA Redevel. Agency Tax Allocation	5.750	09/01/2028	01/18/2021	C	275,402
1,290,000	Dinuba, CA Unified School District	5.000	08/01/2029	08/01/2026	A	1,528,998
225,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)	5.125	08/01/2020	08/01/2018	A	226,111
50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)	5.125	08/01/2028	08/01/2018	A	50,235
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2026	09/01/2022	A	702,960
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2027	09/01/2022	A	892,280
25,000	El Monte, CA COP (Dept. of Public Social Services Facility)	5.000	06/01/2019	02/28/2018	A	25,076
15,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	09/19/2019	B	14,992
15,000	Folsom, CA Public Financing Authority	5.625	09/02/2020	03/02/2018	A	15,118
220,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500	10/01/2027	04/01/2018	A	221,443
265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	03/01/2018	A	266,314
290,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2026	09/01/2026		337,157
175,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2029	09/01/2027	A	202,688
675,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2030	04/01/2027	A	791,296
1,000,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2031	04/01/2027	A	1,167,020
500,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2032	04/01/2027	A	580,890
400,000	Galt, CA Redevel. Agency Tax Allocation	7.375	09/01/2033	09/01/2021	A	467,876

29 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125%	09/02/2022	03/02/2018	A	$20,440
425,000	Grand Terrace, CA Community Redevel. Agency	5.100	09/01/2022	09/01/2019	A	448,345
1,475,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation	5.250	12/01/2022	02/28/2018	A	1,476,903
1,000,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation	5.250	12/01/2023	02/28/2018	A	1,001,250
3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	04/01/2018	A	3,239,223
85,000	Hawthorne, CA Parking Authority	8.125	09/01/2019	03/01/2018	A	86,569
30,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	03/02/2018	A	30,446
5,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	03/02/2018	A	5,195
5,000	Huntington Beach, CA Community Facilities District	5.400	10/01/2020	04/01/2018	A	5,029
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	03/01/2018	A	20,572
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2018	A	1,070,551
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2018	A	1,130,721
100,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)	5.000	08/01/2018	08/01/2018		101,863
15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)	5.000	08/01/2024	02/28/2018	A	15,049
25,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	02/28/2018	A	25,076
2,735,000	Imperial, CA Public Financing Authority (Water Facility)	5.000	10/15/2026	10/15/2022	A	3,059,699
710,000	Irvine, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2023	A	797,223
60,000	Kern Valley, CA Healthcare District	5.250	08/01/2021	02/28/2018	A	60,238
2,000,000	Kern, CA Community College District	5.250	11/01/2031	11/01/2018	A	2,059,120
5,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	02/28/2018	A	5,004
35,000	La Mesa, CA Improvement Bond Act 1915	5.750	09/02/2023	03/02/2018	A	35,450
615,000	Lancaster, CA Redevel. Agency	5.500	12/01/2028	12/01/2020	A	655,535
2,000,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	2,218,660
1,435,000	Long Beach, CA Bond Finance Authority	5.250	11/15/2023	11/15/2023		1,647,968

30 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$685,000	Long Beach, CA Bond Finance Authority Natural Gas	5.250%	11/15/2018	11/15/2018		$704,488
850,000	Long Beach, CA Marina System	5.000	05/15/2027	05/15/2025	A	983,357
50,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	02/28/2018	A	50,051
12,250,000	Long Beach, CA Unified School District[3]	5.000	08/01/2035	08/01/2026	A	7,171,544
12,250,000	Long Beach, CA Unified School District[3]	5.000	08/01/2035	08/01/2026	A	7,171,544
30,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	31,918
470,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	500,259
10,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)	5.000	09/01/2019	03/01/2018	A	10,192
65,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)	6.400	09/01/2022	03/01/2018	A	65,470
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.375	05/15/2025	05/15/2018	A	10,114,900
2,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.375	05/15/2030	05/15/2018	A	2,528,925
6,005,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.375	05/15/2033	05/15/2018	A	6,074,118
40,000	Los Angeles, CA Mtg. (Section 8)	5.350	07/01/2022	02/28/2018	A	40,104
5,000	Los Angeles, CA Mtg. (Section 8)	6.500	07/01/2022	02/28/2018	A	5,018
30,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)	5.900	01/01/2030	02/28/2018	A	30,064
325,000	Madera County, CA Board of Education COP	6.125	10/01/2036	10/01/2021	A	376,997
1,015,000	Madera County, CA COP (Valley Children’s Hospital)	5.000	03/15/2023	02/28/2018	A	1,018,816
455,000	Madera County, CA COP (Valley Children’s Hospital)	5.750	03/15/2028	02/28/2018	A	456,629
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989	5.000	09/01/2027	09/01/2023	A	1,478,791
1,025,000	Marysville, CA (Fremont-Rideout Health Group/Rideout Memorial Hospital/United Com-Serve Obligated Group)	5.250	01/01/2027	01/01/2021	A	1,059,594
10,000	Maywood, CA Public Financing Authority	6.500	09/01/2018	02/28/2018	A	10,016
345,000	Modesto, CA COP (Golf Course)	5.000	11/01/2023	06/21/2021	B	362,391
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)	5.000	08/01/2026	08/01/2022	A	1,091,910
2,000,000	Montclair, CA Redevel. Agency Tax Allocation	5.300	10/01/2030	02/28/2018	A	2,000,440

31 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$470,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000%	12/01/2024	02/28/2018	A	$471,471
1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000	12/01/2028	02/28/2018	A	1,052,888
100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)	5.250	08/01/2019	08/01/2019		105,700
835,000	Northern, CA Inyo County Local Hospital District	6.375	12/01/2025	12/01/2020	A	874,078
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.000	06/01/2019	06/01/2018	A	10,095
50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100	06/01/2027	06/01/2018	A	50,484
750,000	Oakland, CA Unified School District	5.000	08/01/2022	01/15/2021	B	817,185
5,000,000	Oakland, CA Unified School District	5.000	08/01/2030	08/01/2026	A	5,905,450
2,515,000	Oakland, CA Unified School District	5.000	08/01/2032	08/01/2027	A	2,978,213
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	753,048
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	813,413
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	874,641
820,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	03/02/2018	A	848,897
35,000	Orange County, CA Community Facilities District	5.250	08/15/2019	02/28/2018	A	35,114
10,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.500	09/02/2018	03/02/2018	A	10,220
1,495,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)	5.000	10/01/2028	10/01/2022	A	1,666,895
255,000	Oro Grande, CA Elementary District COP	5.625	09/15/2030	09/15/2020	A	274,806
100,000	Oxnard, CA Financing Authority	5.000	06/01/2036	02/28/2018	A	100,242
50,000	Oxnard, CA Financing Authority	5.300	06/01/2029	06/01/2021	A	55,222
2,000,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2029	06/01/2024	A	2,275,940
845,000	Oxnard, CA Harbor District	5.000	08/01/2020	08/01/2020		905,164
460,000	Oxnard, CA School District	5.000	08/01/2026	08/01/2023	A	530,467

32 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$530,000	Oxnard, CA School District	5.000%	08/01/2027	08/01/2023	A	$609,701
50,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.250	01/01/2022	02/28/2018	A	50,171
115,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.000	07/01/2018	02/28/2018	A	115,144
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	03/01/2018	A	126,479
175,000	Palo Alto, CA Utility	5.250	06/01/2021	06/01/2018	A	177,258
15,000	Palo Alto, CA Utility	5.250	06/01/2024	06/01/2018	A	15,193
1,625,000	Palomar, CA Health	5.000	11/01/2031	11/01/2026	A	1,818,911
185,000	Perris, CA Elementary School District	6.000	08/01/2027	08/01/2024	A	226,466
205,000	Perris, CA Elementary School District	6.000	08/01/2028	08/01/2024	A	249,567
390,000	Perris, CA Public Financing Authority	7.000	10/01/2033	10/01/2018	A	403,560
10,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	03/02/2018	A	10,044
30,000	Pomona, CA Public Financing Authority	5.000	02/01/2024	02/28/2018	A	30,097
25,000	Pomona, CA Public Financing Authority	5.250	02/01/2018	02/01/2018		25,000
35,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.000	02/01/2027	02/28/2018	A	35,118
400,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.250	02/01/2020	02/28/2018	A	401,388
850,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2025	09/15/2023	A	961,690
1,205,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2029	09/15/2023	A	1,335,309
1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2003-1	5.750	09/01/2028	09/01/2018	A	1,837,458
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	03/02/2018	A	20,025
30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2022	03/02/2018	A	30,183
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	03/02/2018	A	20,111
25,000	Redding, CA Redevel. Agency (Redding School District)	5.000	09/01/2021	02/28/2018	A	25,080
30,000	Redding, CA Redevel. Agency (Redding School District)	5.000	09/01/2026	02/28/2018	A	30,094
100,000	Redding, CA Redevel. Agency (Redding School District)	5.125	09/01/2030	02/28/2018	A	100,296

33 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	Redlands, CA Community Facilities District	5.850%	09/01/2033	03/01/2018	A	$10,030
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	752,645
6,530,000	Richmond, CA Joint Powers Financing Authority	5.500	11/01/2029	12/03/2024	A	7,490,237
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	488,241
3,820,000	Riverside County, CA Infrastructure Financing Authority	5.000	11/01/2027	11/01/2025	A	4,512,299
235,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	11/19/2018	B	199,750
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	5.750	10/01/2020	10/01/2020		337,367
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	09/02/2021	A	318,900
335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	09/02/2021	A	338,595
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	03/02/2018	A	205,968
1,640,000	Riverside, CA Public Financing Authority	5.000	11/01/2027	11/01/2022	A	1,841,146
1,155,000	Riverside, CA Public Financing Authority	5.000	11/01/2028	11/01/2022	A	1,294,443
100,000	Riverside, CA Public Financing Authority (University Corridor/ Sycamore)	5.000	08/01/2019	02/28/2018	A	100,291
365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	407,012
440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	486,803
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	445,889
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	548,330
190,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2021	02/15/2021		206,826
80,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2023	02/15/2023		89,650
265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2024	02/15/2024		300,314
100,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2025	02/15/2025		114,441

34 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$795,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000%	12/01/2021	02/28/2018	A	$797,337
555,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2022	02/28/2018	A	556,626
430,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2023	02/28/2018	A	431,256
600,000	Sacramento County, CA Airport System	5.000	07/01/2022	07/01/2018	A	609,000
100,000	Sacramento County, CA Airport System	5.500	07/01/2027	07/01/2018	A	101,689
5,260,000	Sacramento County, CA Airport System	5.750	07/01/2039	07/01/2018	A	5,355,101
2,975,000	Sacramento County, CA COP	5.750	02/01/2030	02/01/2020	A	3,186,909
380,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	02/28/2018	A	380,224
5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.000	12/01/2022	02/28/2018	A	5,014
15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.125	12/01/2028	02/28/2018	A	15,042
510,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	03/01/2018	A	523,280
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2024	03/01/2023	A	2,065,621
850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2025	03/01/2023	A	947,342
785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2026	03/01/2023	A	874,898
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2027	03/01/2023	A	501,183
1,235,000	Sacramento, CA Municipal Utility District	5.000	07/01/2030	07/01/2025	A	1,454,620
60,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)	5.500	11/01/2023	02/28/2018	A	60,218
10,000	San Bernardino County, CA (Single Family Mtg.)	3.974 [4]	05/01/2031	02/28/2018	A	4,960
200,000	San Bernardino County, CA COP (Medical Center Financing)	5.000	08/01/2026	02/28/2018	A	200,700
180,000	San Bernardino County, CA COP (Medical Center Financing)	5.000	08/01/2028	02/28/2018	A	180,173
10,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		10,293

35 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$200,000	San Bernardino, CA Joint Powers Financing Authority	5.750%	10/01/2019	10/01/2019		$214,118
50,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2022	10/01/2022		56,921
70,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2023	10/01/2023		80,704
180,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2023	10/01/2023		207,524
90,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2020	02/28/2018	A	90,310
250,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2024	02/28/2018	A	250,848
20,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	07/01/2018	A	20,292
50,000	San Bruno, CA Police Facilities Financing	5.250	02/01/2021	02/28/2018	A	50,166
1,520,000	San Diego County, CA Regional Airport Authority	5.000	07/01/2026	07/01/2023	A	1,724,440
95,000	San Diego County, CA Water Authority	4.750	05/01/2028	02/28/2018	A	95,270
545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2025	09/01/2023	A	590,987
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	655,042
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	685,248
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	767,534
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2018	A	166,183
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2018	A	165,975
175,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2018	A	175,933
185,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2018	A	185,858
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2018	A	190,741
205,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2018	A	205,968
215,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2018	A	215,866
225,000	San Diego, CA Improvement Bond Act 1915	5.250	09/02/2028	09/02/2018	A	225,938
240,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2018	A	241,130

36 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$250,000	San Diego, CA Improvement Bond Act 1915	5.375%	09/02/2030	09/02/2018	A	$251,050
260,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	09/02/2018	A	261,217
280,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	09/02/2018	A	281,268
1,250,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2033	10/15/2025	A	1,436,500
1,000,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2034	10/15/2025	A	1,146,220
100,000	San Diego, CA Redevel. Agency (Centre City)	5.200	09/01/2019	02/28/2018	A	100,292
95,000	San Diego, CA Redevel. Agency (Centre City)	5.250	09/01/2026	02/28/2018	A	95,319
530,000	San Diego, CA Redevel. Agency (Centre City)	6.400	09/01/2019	02/28/2018	A	532,109
325,000	San Francisco, CA City & County Airports Commission	5.250	01/01/2026	03/14/2018	A	327,486
7,500,000	San Francisco, CA City & County Airports Commission	5.500	05/01/2027	05/01/2018	A	7,575,975
3,040,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2019	03/14/2018	A	3,063,256
165,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2020	03/14/2018	A	166,262
120,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2021	03/14/2018	A	120,918
1,385,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2022	03/14/2018	A	1,395,595
100,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2023	03/14/2018	A	100,765
325,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2024	03/14/2018	A	327,486
75,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2027	03/14/2018	A	75,574
495,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.100	01/01/2020	03/14/2018	A	496,931
510,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	03/14/2018	A	511,953
30,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	03/02/2018	A	31,223

37 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000%	08/01/2023	08/01/2022	A	$564,435
115,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.000	08/01/2029	08/01/2019	A	122,828
920,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2024	08/01/2020	A	988,770
925,000	San Jacinta, CA Community Facilities District	5.000	09/01/2026	03/09/2021	B	1,076,950
235,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2018	02/28/2018	A	235,750
85,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2020	02/28/2018	A	85,272
50,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2022	02/28/2018	A	50,164
105,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2025	02/28/2018	A	105,341
50,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2020	02/28/2018	A	50,156
105,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2022	02/28/2018	A	105,335
15,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2030	03/16/2018	A	15,067
1,000,000	San Jose, CA Airport	6.250	03/01/2034	03/01/2021	A	1,131,150
25,000	San Jose, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2018		25,147
95,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2019	09/02/2019		96,603
60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	09/02/2020		61,498
230,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)	5.350 [5]	07/15/2034	02/10/2018	A	230,258
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.100	01/01/2031	02/28/2018	A	25,002
200,000	San Jose, CA Redevel. Agency	6.375	08/01/2021	08/01/2018	A	205,044
105,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2018	03/01/2018		105,293
60,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2019	02/28/2018	A	60,178
10,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[1]	5.700	08/01/2021	02/25/2018	A	10,033
1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)	5.850	08/01/2031	02/28/2018	A	1,719,733
55,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.700	08/01/2021	02/25/2018	A	55,106
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	711,651

38 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000%	11/15/2024	11/15/2022	A	$360,341
925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,018,138
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	858,876
1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,275,733
20,000	Santa Nella County, CA Water District	6.250	09/02/2028	03/02/2018	A	20,001
15,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	03/02/2018	A	15,195
30,000	Santa Rosa, CA Water	5.000	09/01/2028	02/28/2018	A	30,393
710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	789,776
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	853,999
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	916,038
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	983,909
1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	02/28/2018	A	1,390,320
10,000	Sequoia, CA Hospital District	5.375	08/15/2023	08/26/2019	A	10,840
40,000	Signal Hill CA Redevel. Agency	5.250	10/01/2024	10/01/2019	A	42,516
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.000	09/01/2030	02/28/2018	A	25,074
525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2019	02/28/2018	A	526,696
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2021	02/28/2018	A	25,083
1,020,000	Sonora, CA Union High School District	5.625	08/01/2029	08/01/2023	A	1,201,693
1,925,000	South Gate, CA Utility Authority	5.250	10/01/2027	10/01/2022	A	2,192,999
5,000	South Orange County, CA Public Financing Authority	5.250	08/15/2018	02/28/2018	A	5,017
10,000	South Orange County, CA Public Financing Authority	5.800	09/02/2018	03/02/2018	A	10,259
260,000	Southern CA Mono Health Care District	5.000	08/01/2021	08/01/2021		285,758
925,000	Southern CA Public Power Authority	5.000	11/01/2018	11/01/2018		948,319

39 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	Southern CA Public Power Authority	5.500%	07/01/2020	02/28/2018	A	$25,092
5,000	Southern CA Public Power Authority	5.500	07/01/2020	02/28/2018	A	5,018
20,000	Southern CA Public Power Authority	5.750	07/01/2021	02/28/2018	A	20,078
300,000	Southern CA Public Power Authority	6.000	07/01/2025	07/01/2018	A	305,949
3,335,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	02/15/2018	A	3,337,168
25,000	Stockton, CA Improvement Bond Act 1915	5.800	09/02/2020	03/02/2018	A	25,417
25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)	5.375	09/01/2021	02/28/2018	A	25,014
25,000	Stockton-East, CA Water District	5.000	04/01/2019	02/28/2018	A	25,073
25,000	Sunnyvale, CA COP (Parking Facility)	5.000	10/01/2022	02/28/2018	A	25,080
300,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2025	10/01/2023	A	343,290
415,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2026	10/01/2023	A	472,988
700,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2027	10/01/2023	A	790,286
1,465,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2028	10/01/2023	A	1,651,480
1,490,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2029	10/01/2023	A	1,671,318
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	889,210
270,000	Torrance, CA Redevel. Agency	5.500	09/01/2028	03/01/2018	A	269,997
5,000	Torrance, CA Redevel. Agency (Downtown Redevel.)	5.550	09/01/2018	09/01/2018		4,999
40,000	Tracy, CA Community Facilities District	6.300	09/01/2026	03/01/2018	A	40,625
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	02/28/2018	A	25,045
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	03/01/2018	A	30,266
420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2024	09/01/2023	A	467,422
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2025	09/01/2023	A	493,545
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2026	09/01/2023	A	519,233

40 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000%	09/01/2027	09/01/2023	A	$540,000
515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2028	09/01/2023	A	565,331
125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125	09/01/2026	09/01/2021	A	143,661
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)	6.500	12/01/2028	06/01/2021	A	286,675
195,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)	6.000	11/01/2024	02/15/2018	A	195,394
1,555,000	Val Verde, CA Unified School District	5.000	08/01/2027	08/01/2025	A	1,819,272
1,640,000	Val Verde, CA Unified School District	5.000	08/01/2028	08/01/2025	A	1,904,122
15,000	Vallejo, CA Public Financing Authority, Series A	7.500	09/01/2020	03/01/2018	A	15,386
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	03/01/2018	A	30,131
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	03/01/2018	A	30,095
270,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	02/28/2018	A	270,316
115,000	Vernon, CA Electric System	5.125	08/01/2021	05/22/2019	C	119,863
2,465,000	Vernon, CA Electric System	5.125	08/01/2021	05/03/2019	A	2,589,285
850,000	Vernon, CA Electric System	5.125	08/01/2033	08/01/2022	A	935,604
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)	5.125	12/01/2031	02/28/2018	A	25,078
10,000	Vista, CA Unified School District	5.125	05/01/2023	05/01/2018	A	10,089
5,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	02/28/2018	A	5,010
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.000	09/01/2026	09/01/2021	A	1,031,074
1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.250	09/01/2031	09/01/2021	A	1,186,230
1,190,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2018	A	1,210,135
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2023	A	2,659,425
1,295,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2027	09/01/2018	A	1,315,629

41 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$835,000	William S. Hart CA Union High School District	5.000%	09/01/2025	09/01/2023	A	$913,465
155,000	Yuba County, CA COP	5.000	02/01/2024	08/01/2020	A	165,959
165,000	Yuba County, CA COP	5.000	02/01/2025	08/01/2020	A	176,666
170,000	Yuba County, CA COP	5.000	02/01/2026	08/01/2020	A	181,718
180,000	Yuba County, CA COP	5.000	02/01/2027	08/01/2020	A	192,362
190,000	Yuba County, CA COP	5.000	02/01/2028	08/01/2020	A	202,810
200,000	Yuba County, CA COP	5.000	02/01/2029	08/01/2020	A	213,686
						380,954,854

U.S. Possessions—12.6%
1,250,000	Guam International Airport Authority	6.000	10/01/2023	08/01/2018	A	1,274,425
100,000	Guam Power Authority, Series A	5.000	10/01/2019	10/01/2019		105,092
150,000	Guam Power Authority, Series A	5.000	10/01/2020	10/01/2020		161,293
150,000	Guam Power Authority, Series A	5.000	10/01/2021	10/01/2021		164,541
155,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022		172,938
265,000	Guam Power Authority, Series A	5.000	10/01/2025	10/01/2022	A	292,401
225,000	Guam Power Authority, Series A	5.000	10/01/2026	10/01/2022	A	247,124
155,000	Guam Power Authority, Series A	5.000	10/01/2027	10/01/2022	A	169,723
17,244,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	03/17/2021	B	16,085,376
3,000,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	07/19/2027	B	2,769,960
2,000,000	Puerto Rico Commonwealth GO6	5.000	07/01/2020	07/01/2020		505,000
200,000	Puerto Rico Commonwealth GO6	5.000	07/01/2022	07/01/2022		50,500
1,145,000	Puerto Rico Commonwealth GO6	5.250	07/01/2030	05/09/2029	B	289,112
100,000	Puerto Rico Commonwealth GO6	5.375	07/01/2030	07/01/2030		25,250
153,750	Puerto Rico Commonwealth GO, FGIC[7]	5.500	07/01/2017	07/01/2017		118,772
170,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2018	07/01/2018		171,061
1,270,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		1,278,191
560,000	Puerto Rico Commonwealth GO6	5.625	07/01/2031	02/04/2031	B	141,400
370,000	Puerto Rico Commonwealth GO, NPFGC	6.000	07/01/2027	07/01/2018	A	370,936
2,000,000	Puerto Rico Commonwealth GO6	6.000	07/01/2029	07/01/2029		505,000
65,000	Puerto Rico Commonwealth GO, AGC	6.125 [2]	07/01/2024	09/25/2021	B	70,255
207,894	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	07/01/2019		74,322
207,894	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	07/01/2019		74,322
253,420	Puerto Rico Electric Power Authority[6]	10.000	01/01/2021	01/01/2021		90,598
253,421	Puerto Rico Electric Power Authority[6]	10.000	07/01/2021	07/01/2021		90,598

42 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$84,474	Puerto Rico Electric Power Authority[6]	10.000%	01/01/2022	01/01/2022		$30,199
84,473	Puerto Rico Electric Power Authority[6]	10.000	07/01/2022	07/01/2022		30,199
500,000	Puerto Rico Electric Power Authority, Series CCC[6]	5.250	07/01/2028	07/01/2028		178,750
175,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2022	07/01/2022		172,665
470,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2025	07/01/2025		454,885
3,690,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2023	07/01/2023		3,621,329
520,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	07/01/2024		507,203
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2024	07/01/2024		97,539
25,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	07/01/2025		24,196
455,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2024	02/28/2018	A	456,356
2,015,000	Puerto Rico Electric Power Authority, Series WW6	5.500	07/01/2018	07/01/2018		720,362
990,000	Puerto Rico Electric Power Authority, Series ZZ6	5.000	07/01/2017	07/01/2017		351,450
40,000	Puerto Rico Electric Power Authority, Series ZZ6	5.000	07/01/2018	07/01/2018		14,300
9,000,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250	07/01/2026	07/01/2026		3,217,500
150,000	Puerto Rico Government Devel. Bank[6]	5.000	12/01/2016	12/01/2016		39,562
15,000	Puerto Rico HFA	5.500	12/01/2019	12/01/2018	A	15,375
175,000	Puerto Rico Highway & Transportation Authority, AGC	5.000	07/01/2028	02/28/2018	A	175,367
600,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000	07/01/2029	07/16/2027	B	561,972
215,000	Puerto Rico Highway & Transportation Authority, FGIC[7]	5.250	07/01/2018	07/01/2018		158,025
1,000,000	Puerto Rico Highway & Transportation Authority, FGIC[7]	5.250	07/01/2022	07/01/2022		735,000
750,000	Puerto Rico Highway & Transportation Authority, FGIC[7]	5.750	07/01/2020	07/01/2020		551,250
70,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[7]	5.000	07/01/2022	07/01/2022		51,450
130,000	Puerto Rico Infrastructure Financing Authority[6]	5.000	07/01/2018	07/01/2018		32,825
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		100,500

43 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000%	04/01/2021	04/01/2021		$100,000
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		98,500
2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	1,942,256
50,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		51,720
500,000	Puerto Rico ITEMECF (University Plaza), NPFGC	5.625	07/01/2019	07/01/2018	A	503,385
40,000	Puerto Rico Municipal Finance Agency, Series A, AGC	4.750	08/01/2022	02/28/2018	A	40,137
600,000	Puerto Rico Municipal Finance Agency, Series A, AGC	5.250	08/01/2018	02/28/2018	A	602,448
45,000	Puerto Rico Municipal Finance Agency, Series A, AGC	5.250	08/01/2019	02/28/2018	A	45,674
830,000	Puerto Rico Municipal Finance Agency, Series A, AGC	5.250	08/01/2020	02/28/2018	A	841,180
2,735,000	Puerto Rico Public Buildings Authority, NPFGC	5.250	07/01/2019	07/01/2019		2,755,239
5,000,000	Puerto Rico Public Buildings Authority[6]	5.375	07/01/2033	09/18/2030	B	1,462,500
2,710,000	Puerto Rico Public Buildings Authority[6]	7.000	07/01/2021	07/01/2021		792,675
1,750,000	Puerto Rico Public Finance Corp., Series B6	5.500	08/01/2031	07/17/2029	B	39,375
600,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2024	08/01/2024		13,500
1,400,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2025	08/01/2025		31,500
3,300,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2026	08/01/2026		74,250
70,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.000	08/01/2018	08/01/2018		10,938
2,505,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.000	08/01/2024	08/01/2024		391,406
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.375	08/01/2020	08/01/2020		1,562,500
230,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.375	08/01/2039	02/21/2039	B	35,938
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2021	08/01/2021		1,539,063
7,150,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2022	08/01/2022		1,117,188
885,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2023	08/01/2023		138,281
600,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2028	08/01/2028		93,750

44 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$5,030,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500%	08/01/2037	06/26/2037	B	$785,938
4,735,000	Puerto Rico Sales Tax Financing Corp., Series A6	6.125	08/01/2029	08/01/2029		739,844
1,280,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.375	08/01/2036	08/01/2036		200,000
475,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.375	08/01/2038	07/12/2038	B	74,219
2,575,000	Puerto Rico Sales Tax Financing Corp., Series C6	6.000	08/01/2039	08/01/2039		402,344
100,000	University of Puerto Rico, Series P, NPFGC	5.000	06/01/2024	06/01/2024		97,563
315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		208,688
540,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		357,750
300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2023	02/28/2018	A	302,457
160,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2025	02/28/2018	A	161,296
125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2026	02/28/2018	A	126,010
						55,335,961

Total Investments, at Value (Cost $488,204,177)—99.4%						436,290,815
Net Other Assets (Liabilities)—0.6						2,778,469
Net Assets—100.0%						$439,069,284

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

45 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AGC	Assured Guaranty Corp.
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
CHlthSys	Covenant Health System
CMF	CHCW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
DHlth	Dignity Health
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MHL	Methodist Hospital Levelland
MHPT	Methodist Hospital Plainview Texas
MHRMC	Mission Hospital Regional Medical Center
MPHS	Mills-Peninsula Health Services
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NPFGC	National Public Finance Guarantee Corp.
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PCCD	Palomar Community College District
QVHN	Queen of the Valley Hospital of Napa
RMHF	Redwood Memorial Hospital of Fortuna
SAHS	SRM Alliance Hospital Services
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SFMH	St. Francis Memorial Hospital
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHosp	St. Jude Hospital
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SNVMMH	Sierra Nevada Memorial-Miners Hospital

46 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SRMH	SRM Alliance Hospital Services
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

47 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value (cost $488,204,177)—see accompanying statement of investments	$436,290,815

Cash	4,916,161

Receivables and other assets:
Interest	6,125,547
Investments sold on a when-issued or delayed delivery basis	675,685
Shares of beneficial interest sold	536,669
Other	78,572

Total assets	448,623,449

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	8,165,000
Shares of beneficial interest redeemed	971,518
Dividends	259,168
Distribution and service plan fees	63,047
Trustees’ compensation	36,806
Shareholder communications	6,267
Interest expense on borrowings	2,036
Other	50,323

Total liabilities	9,554,165

Net Assets	$439,069,284

Composition of Net Assets
Par value of shares of beneficial interest	$144,421

Additional paid-in capital	534,035,023

Accumulated net investment loss	(368,746)

Accumulated net realized loss on investments	(42,828,052)

Net unrealized depreciation on investments	(51,913,362)

Net Assets	$439,069,284

48 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $191,120,609 and 62,863,604 shares of beneficial interest outstanding)	$3.04
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.11

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,566 and 14,184 shares of beneficial interest outstanding)	$3.14

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $101,687,537 and 33,582,963 shares of beneficial interest outstanding)	$3.03

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $146,216,572 and 47,959,822 shares of beneficial interest outstanding)	$3.05

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$9,390,634

Expenses
Management fees	1,111,474

Distribution and service plan fees:
Class A	276,447
Class B	915
Class C	578,107

Transfer and shareholder servicing agent fees:
Class A	111,613
Class B	91
Class C	57,847
Class Y	86,263

Shareholder communications:
Class A	6,167
Class C	3,374
Class Y	4,462

Borrowing fees	230,949

Legal, auditing and other professional fees	147,218

Interest expense on borrowings	68,448

Interest expense and fees on short-term floating rate notes issued (See Note 4)	52,066

Custodian fees and expenses	3,483

Trustees’ compensation	3,284

Other	6,774

Total expenses	2,748,982

Net Investment Income	6,641,652

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	1,376,666

Net change in unrealized appreciation/depreciation on investment transactions	(19,485,397)

Net Decrease in Net Assets Resulting from Operations	$(11,467,079)

See accompanying Notes to Financial Statements.

50 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017

Operations
Net investment income	$6,641,652	$17,212,377

Net realized gain (loss)	1,376,666	(4,106,948)

Net change in unrealized appreciation/depreciation	(19,485,397)	(18,223,968)

Net decrease in net assets resulting from operations	(11,467,079)	(5,118,539)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,507,229)	(8,980,177)
Class B	(2,057)	(6,854)
Class C	(1,388,848)	(3,648,458)
Class Y	(2,913,532)	(6,186,552)

	(7,811,666)	(18,822,041)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(39,736,571)	(2,633,236)
Class B	(166,011)	(129,291)
Class C	(16,852,560)	(8,850,364)
Class Y	(39,870,079)	52,965,811

	(96,625,221)	41,352,920

Net Assets
Total increase (decrease)	(115,903,966)	17,412,340

Beginning of period	554,973,250	537,560,910

End of period (including accumulated net investment income (loss) of $(368,746) and $801,268, respectively)	$439,069,284	$554,973,250

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended January 31, 2018 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$ (11,467,079)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(22,721,159)
Proceeds from disposition of investment securities	130,895,131
Short-term investment securities, net	21,977
Premium amortization	3,065,295
Discount accretion	(149,347)
Net realized gain on investment transactions	(1,376,666)
Net change in unrealized appreciation/depreciation on investment transactions	19,485,397
Change in assets:
Decrease in other assets	60,617
Decrease in interest receivable	1,995,771
Decrease in receivable for securities sold	12,692,544
Change in liabilities:
Decrease in other liabilities	(79,348)

Net cash provided by operating activities	132,423,133

Cash Flows from Financing Activities
Proceeds from borrowings	120,500,000
Payments on borrowings	(136,400,000)
Payments and proceeds on short-term floating rate notes issued	(6,665,000)
Proceeds from shares sold	82,417,102
Payments on shares redeemed	(186,454,731)
Cash distributions paid	(1,511,599)

Net cash used in financing activities	(128,114,228)

Net increase in cash	4,308,905

Cash, beginning balance	607,256

Cash, ending balance	$4,916,161

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $6,372,830.

Cash paid for interest on borrowings—$78,575.

Cash paid for interest on short-term floating rate notes issued—$52,066.

See accompanying Notes to Financial Statements.

52 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.15	$3.29	$3.20	$3.29	$3.30	$3.43

Income (loss) from investment operations:
Net investment income[1]	0.04	0.10	0.11	0.12	0.14	0.13
Net realized and unrealized gain (loss)	(0.10)	(0.13)	0.10	(0.08)	(0.03)	(0.13)

Total from investment operations	(0.06)	(0.03)	0.21	0.04	0.11	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.11)	(0.12)	(0.13)	(0.12)	(0.13)

Net asset value, end of period	$3.04	$3.15	$3.29	$3.20	$3.29	$3.30

Total Return, at Net Asset Value[2]	(1.95)%	(0.81)%	6.52%	0.97%	3.40%	(0.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,121	$239,256	$253,173	$299,041	$370,784	$461,700

Average net assets (in thousands)	$221,011	$254,686	$278,049	$345,303	$405,307	$385,057

Ratios to average net assets:[3]
Net investment income	2.69%	3.25%	3.54%	3.56%	4.15%	3.68%
Expenses excluding specific expenses listed below	0.85%	0.81%	0.81%	0.79%	0.78%	0.73%
Interest and fees from borrowings	0.12%	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	0.99%	0.91%	0.95%	0.89%	0.88%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	0.91%	0.95%	0.89%	0.88%[5]	0.80%

Portfolio turnover rate	4%	21%	13%	39%	19%	37%

53 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

54 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class B	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.26	$3.40	$3.30	$3.39	$3.39	$3.52

Income (loss) from investment operations:
Net investment income[1]	0.03	0.08	0.09	0.09	0.11	0.10
Net realized and unrealized gain (loss)	(0.11)	(0.13)	0.10	(0.08)	(0.02)	(0.13)

Total from investment operations	(0.08)	(0.05)	0.19	0.01	0.09	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.09)	(0.10)	(0.09)	(0.10)

Net asset value, end of period	$3.14	$3.26	$3.40	$3.30	$3.39	$3.39

Total Return, at Net Asset Value[2]	(2.57)%	(1.53)%	5.81%	0.13%	2.73%	(1.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44	$218	$358	$424	$792	$1,253

Average net assets (in thousands)	$180	$259	$374	$626	$1,008	$1,470

Ratios to average net assets:[3]
Net investment income	1.95%	2.53%	2.76%	2.78%	3.29%	2.78%
Expenses excluding specific expenses listed below	1.60%	1.56%	1.58%	1.59%	1.65%	1.69%
Interest and fees from borrowings	0.12%	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	1.74%	1.66%	1.72%	1.69%	1.75%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.66%	1.72%	1.69%	1.75%	1.76%

Portfolio turnover rate	4%	21%	13%	39%	19%	37%

55 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.14	$3.28	$3.19	$3.28	$3.29	$3.41

Income (loss) from investment operations:
Net investment income[1]	0.03	0.08	0.09	0.09	0.11	0.10
Net realized and unrealized gain (loss)	(0.10)	(0.13)	0.09	(0.08)	(0.03)	(0.12)

Total from investment operations	(0.07)	(0.05)	0.18	0.01	0.08	(0.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.09)	(0.10)	(0.09)	(0.10)

Net asset value, end of period	$3.03	$3.14	$3.28	$3.19	$3.28	$3.29

Total Return, at Net Asset Value[2]	(2.33)%	(1.56)%	5.76%	0.22%	2.62%	(0.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,687	$122,816	$137,410	$152,646	$144,345	$156,017

Average net assets (in thousands)	$114,608	$130,783	$146,397	$156,790	$144,718	$138,944

Ratios to average net assets:[3]
Net investment income	1.94%	2.50%	2.79%	2.77%	3.38%	2.91%
Expenses excluding specific expenses listed below	1.60%	1.57%	1.56%	1.55%	1.55%	1.52%
Interest and fees from borrowings	0.12%	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	1.74%	1.67%	1.70%	1.65%	1.65%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.67%	1.70%	1.65%	1.65%[5]	1.59%

Portfolio turnover rate	4%	21%	13%	39%	19%	37%

57 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

58 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$3.16	$3.30	$3.21	$3.30	$3.31	$3.43

Income (loss) from investment operations:
Net investment income[1]	0.05	0.11	0.12	0.12	0.14	0.13
Net realized and unrealized gain (loss)	(0.11)	(0.13)	0.09	(0.08)	(0.02)	(0.11)

Total from investment operations	(0.06)	(0.02)	0.21	0.04	0.12	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.12)	(0.12)	(0.13)	(0.13)	(0.14)

Net asset value, end of period	$3.05	$3.16	$3.30	$3.21	$3.30	$3.31

Total Return, at Net Asset Value[2]	(1.82)%	(0.57)%	6.76%	1.22%	3.63%	0.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,217	$192,683	$146,620	$160,037	$122,222	$133,176

Average net assets (in thousands)	$170,795	$164,605	$150,663	$161,312	$115,517	$125,603

Ratios to average net assets:[3]
Net investment income	2.94%	3.43%	3.78%	3.76%	4.38%	3.91%
Expenses excluding specific expenses listed below	0.60%	0.57%	0.57%	0.55%	0.54%	0.50%
Interest and fees from borrowings	0.12%	0.08%	0.13%	0.09%	0.09%	0.06%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.01%	0.01%	0.01%	0.01%

Total expenses	0.74%	0.67%	0.71%	0.65%	0.64%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.67%	0.71%	0.65%	0.64%[5]	0.57%

Portfolio turnover rate	4%	21%	13%	39%	19%	37%

59 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

60 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

61 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

62 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Expiring

2018	$10,731,096
2019	3,010,369
No expiration	30,425,359

Total	$44,166,824

At period end, it is estimated that the capital loss carryforwards would be $13,741,465 expiring by 2019 and $29,048,693, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $1,376,666 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$480,019,742[1]

Gross unrealized appreciation	$10,458,555
Gross unrealized depreciation	(62,377,064)

Net unrealized depreciation	$(51,918,509)

1. The Federal tax cost of securities does not include cost of $8,189,582, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

63 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the

64 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$380,954,854	$—	$380,954,854
U.S. Possessions	—	55,335,961	—	55,335,961

Total Assets	$—	$436,290,815	$—	$436,290,815

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate

65 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a

66 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire

67 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $14,343,088 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $8,165,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,675,000	Long Beach, CA Unified School District Tender Option Bond Series 2017-XF0560-1 Trust	9.523%	8/1/33	$2,555,665
2,410,000	Long Beach, CA Unified School District Tender Option Bond Series 2017-XF0560-2 Trust	9.518	8/1/35	3,622,423

				$6,178,088

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

68 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $8,165,000 or 1.82% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	675,685

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

69 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$74,209,600
Market Value	$15,966,458
Market Value as % of Net Assets	3.64%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt

70 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

5. Market Risk Factors (Continued)

securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	8,253,933	$25,478,475	28,580,626	$92,056,343
Dividends and/or distributions reinvested	966,461	2,988,243	2,305,445	7,384,784
Redeemed	(22,220,328)	(68,203,289)	(31,937,881)	(102,074,363)
Net decrease	(12,999,934)	$(39,736,571)	(1,051,810)	$(2,633,236)

Class B
Sold	158	$581	1,543	$5,226
Dividends and/or distributions reinvested	668	2,057	2,077	6,854
Redeemed	(53,551)	(168,649)	(42,186)	(141,371)
Net decrease	(52,725)	$(166,011)	(38,566)	$(129,291)

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	2,319,433	$7,126,208	6,654,331	$21,309,113
Dividends and/or distributions reinvested	341,670	1,051,892	833,576	2,661,349
Redeemed	(8,176,654)	(25,030,660)	(10,293,775)	(32,820,826)
Net decrease	(5,515,551)	$(16,852,560)	(2,805,868)	$(8,850,364)

Class Y
Sold	16,019,177	$49,664,145	39,739,170	$127,403,184
Dividends and/or distributions reinvested	751,643	2,330,638	1,375,831	4,414,682
Redeemed	(29,731,538)	(91,864,862)	(24,617,361)	(78,852,055)
Net increase (decrease)	(12,960,718)	$(39,870,079)	16,497,640	$52,965,811

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$22,721,159	$130,895,131

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

The Fund’s effective management fee for the reporting period was 0.44% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and

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8. Fees and Other Transactions with Affiliates (Continued)

average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,128
Accumulated Liability as of January 31, 2018	9,564

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

73 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 31, 2018	$8,402	$31,871	$—	$4,969

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio

74 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.5693% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$10,258,696
Average Daily Interest Rate	1.309%
Fees Paid	$86,042
Interest Paid	$78,575

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a

75 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$89,158

76 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

77 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state short category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state short funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and equal to its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

78 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

79 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

80 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester Limited-Term
California Municipal Fund	8/22/17	72.9%	0.0%	27.1%

Oppenheimer Rochester Limited-Term
California Municipal Fund	9/26/17	87.8%	0.0%	12.2%

Oppenheimer Rochester Limited Term
California Municipal Fund	1/23/18	62.7%	0.0%	37.3%

81 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

82 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

83 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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87 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0801.001.0118 March 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Limited Term California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018